PROMISSORY NOTE

[SATISFACTION: The debt evidenced by this Note has been satisfied in full as of __________________, ______
Signed: __________________________________________]

                                                     Mooresville, North Carolina
                                                                    $ 428,105.90
                                                               December 30, 2004


         FOR VALUE RECEIVED the undersigned, jointly and severally, promise to pay to INTERFUND MORTGAGE CORP., a Florida corporation, or order, the principal sum of FOUR HUNDRED TWENTY-EIGHT THOUSAND ONE HUNDRED FIVE AND 90/100 DOLLARS ($428,105.90), with interest from the date hereof, at the rate of ten per cent (10%) per annum on the unpaid balance until paid or until default, both principal and interest payable in lawful money of the United States of America, at the office of Interfund Mortgage Corp., 7100 West Camino Real Blvd., Suite 402, Boca Raton, Florida 33433, or at such place as the legal holder hereof may designate in writing. It is understood and agreed that additional amounts may be advanced by the holder hereof as provided in the instruments, if any, securing this Note and such advances will be added to the principal of this Note and will accrue interest at the above specified rate of interest from the date of advance until paid. The principal and interest shall be due and payable as follows:

         If not sooner paid, the entire indebtedness (both principal and accrued interest) shall be due and payable in full on December 30, 2006. In the event the maker makes any prepayment, in whole or in part, of this Note, such prepayment must include and be accompanied by a payment of the interest that has accrued through the date of such prepayment and that would have accrued through December 30, 2006, applicable to the amount of principal being prepaid, and it is specifically understood and agreed that the holder's obligation to accept, and the maker's right to make, any prepayment under this Note is expressly conditioned upon the payment of all of said interest with the prepayment of any principal.

         This Note may not be prepaid in full or in part at any time unless accompanied by the interest payment applicable thereto, as specified above.

         If payable in installments, each such installment shall, unless otherwise provided, be applied first to payment of interest then accrued and due on the unpaid principal balance, with the remainder applied to the unpaid principal. If any payment received by the holder under this Note is rescinded, avoided or for any reason returned by the holder because of any adverse claim or threatened action, the returned payment shall remain payable as an obligation of all persons liable under this Note as though such payment had not been made.

         Interest and fees, if any, shall be computed on the basis of a 360-day year for the actual number of days in the applicable period, which means taking the stated (nominal) rate for a year's period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the applicable period. The application of this method of interest computation produces an annualized effective rate that exceeds the nominal rate. If at any time the effective interest rate under this Note would, but for this paragraph, exceed the maximum lawful rate, the effective interest rate under this Note shall be the maximum lawful rate, and any amount received by the holder in excess of such rate shall be applied to principal and then to fees and expenses, or, if no such amounts are owing, returned to the maker.

         The undersigned promises to pay to the holder, or order, on demand a late fee in the amount of four percent (4%) of any payment that is past due for fifteen (15) or more days.

         In the event of

         (a) default in payment of any installment of principal or interest hereof as the same becomes due and such default is not cured within five (5) days from the due date, or

         (b) default under the terms of any instrument securing this Note, and such default is not cured within fifteen (15) days after written notice to maker, or

         (c) default by the undersigned under the terms of the Builder Purchase and Sale Agreement between the undersigned as "Builder" and The Farms, LLC as "Seller" dated as of December 17, 2004 (which is incorporated herein by reference), relating to the sale and purchase of certain real property as described in the Deed of Trust given as security for this Note, specifically including, without limitation, the failure of D. S. Rushing, Inc. to be admitted to, and remain at all times in good standing under, the "Featured Builder Program at the Farms", as defined and described in said Builder Purchase and Sale Agreement, or

         (d) the failure of the undersigned to have commenced construction (which shall mean having obtained approval of final plans by any applicable architectural review committee, having obtained a building permit, and having completed the footings for the residential dwelling) of at least four (4) residential dwellings by December 30, 2005, and of
         (3) additional residential dwellings (for a total of seven (7)) by June 30, 2006, on the seven (7) residential lots acquired by the undersigned under the Builder Purchase and Sale Agreement described above, then in any such event the holder may without further notice, declare the remainder of the principal sum, together with all interest accrued thereon and, the additional interest or prepayment premium, if any, at once due and payable. Failure to exercise this option shall not constitute a waiver of the right to exercise the same at any other time. The unpaid principal of this Note and any part thereof, accrued interest and all other sums due under this Note and the Deed of Trust, if any, shall bear interest at the rate of eighteen per cent (18%) per annum after default until paid.

         All parties to this Note, including maker and any sureties, endorsers, or guarantors hereby waive protest, presentment, notice of dishonor, and notice of acceleration of maturity and agree to continue to remain bound for the payment of principal, interest and all other sums due under this Note and the Deed of Trust notwithstanding any change or changes by way of release, surrender, exchange, modification or substitution of any security for this Note or by way of any extension or extensions of time for the payment of principal and interest; and all such parties waive all and every kind of notice of such

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

change or changes and agree that the same may be made without notice or consent of any of them.

         Upon default the holder of this Note may employ an attorney to enforce the holder's rights and remedies and the maker, principal, surety, guarantor and endorsers of this Note hereby agree to pay to the holder reasonable attorneys fees not exceeding a sum equal to fifteen percent (15%) of the outstanding balance owing on said Note, plus all other reasonable expenses incurred by the holder in exercising any of the holder's rights and remedies upon default. The rights and remedies of the holder as provided in this Note and any instrument securing this Note shall be cumulative and may be pursued singly, successively, or together against the property described in the Deed of Trust or any other funds, property or security held by the holder for payment or security, in the sole discretion of the holder. The failure to exercise any such right or remedy shall not be a waiver or release of such rights or remedies or the right to exercise any of them at another time.

         This Note is to be governed and construed in accordance with the laws of the State of North Carolina.

         This Note is given to evidence a loan made for the acquisition of real property, and is secured by a deed of trust of even date which is a first lien upon the property therein described.

         Any notices to the undersigned shall be sufficiently given if in writing and mailed or delivered to the undersigned's address shown below or such other address as provided hereunder, and to the holder if in writing and mailed or delivered to the holder at the address for payments as provided herein above, or such other address as the holder may specify in writing from time to time. If the undersigned changes its address at any time, the undersigned shall promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid.

         The undersigned shall promptly pay all documentary, intangible recordation and/or similar taxes on this transaction whether assessed at closing or arising from time to time.

         IN TESTIMONY WHEREOF, each corporate maker has caused this instrument to be executed in its corporate name by its President, and its corporate seal to be hereto affixed, all by order of its Board of Directors first duly given, the day and year first above written.


                                    D. S. RUSHING, INC.,
                                    a North Carolina corporation

                                    By: /s/ DAVID S. RUSHING
                                        ----------------------------------------
                                        David S. Rushing, President


                                                                (Corporate Seal)

                                    Address for notices: 221 Beracah Road,
                                                         Mooresville, NC  28115

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